THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Singapore Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. Its investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities, and to a lesser degree, investment in equity securities issued by companies in ASEAN Group countries. The ASEAN Group currently is composed of Brunei, Indonesia, Malaysia, the Philippines, Thailand and Vietnam. Cambodia, Laos and Myanmar (formerly known as Burma) will be joining ASEAN during 1997. The Fund's Investment Manager is DBS Asset Management (United States) Pte. Ltd. (the "Manager"), an indirectly wholly-owned subsidiary of The Development Bank of Singapore, Ltd. Daiwa International Capital Management (Singapore) Limited provides the Manager with advice regarding investments.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE") and the Osaka Securities Exchange ("OSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE or the OSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

    The Fund's NYSE trading symbol is "SGF". Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also in many other newspapers.

INQUIRIES

    It is the policy of the Fund to respond to inquiries about its portfolio holdings and performance. Such inquiries should be directed to the Fund's Manager in Singapore at (011-65) 220-1111, or the Fund's Administrator, Daiwa Securities Trust Company, at (800) 933-3440 or (201) 915-3020. Inquiries concerning your share account should be directed to State Street Bank and Trust Company (the "Plan Agent") at the number noted below. All written inquiries should be directed to the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302.

RESTRICTION ON BENEFICIAL OWNERSHIP BY SINGAPORE RESIDENTS

    The Fund expects to continue to qualify for a Singapore income tax exemption granted to non-Singapore resident investors with respect to certain types of income derived from Singapore sources. In order for the Fund to be treated as a non-Singapore resident, and therefore qualify for this exemption, not more than 5% of the Fund's issued share capital may be beneficially owned, directly or indirectly, by Singapore residents. For this reason, the Fund's Board of Directors has restricted, and in the future may prohibit, the transfer of the Fund's shares to residents of Singapore.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in the Fund's shares through the Plan Agent. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling (800) 426-5523 or by writing State Street Bank and Trust Company, c/o The Singapore Fund, Inc., P.O. Box 8200, Boston, MA 02266-8200.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

                                                                    May 20, 1997
DEAR SHAREHOLDERS:

    We are pleased to present the Semi-Annual Report of The Singapore Fund, Inc. (the "Fund") for the six months ended April 30, 1997.

STOCK MARKET REVIEW

    The ASEAN markets, in particular, Singapore, Malaysia, Thailand, Indonesia and the Philippines, had a volatile six months. All of these markets, except Thailand, had a rally at the beginning of the Fund's semi-annual period, but fell in the latter part. Thailand continued its downward trend during this period. The sell-off in Asian equities was due to domestic economic conditions of the particular countries, as well as the reallocation of funds out of the Asian markets by global fund managers.

    During the first half of the Fund's fiscal year, the Singapore market declined by 11.07% in U.S. Dollar ("USD") terms and the DBS 50 Index ("DBS 50") finished the period at 486.37.

    In Singapore, market sentiment improved in November on the back of successful IPOs, with investors warming to the idea that the Singapore economy had nearly bottomed and with the recovery in non-oil exports. December was generally a quiet month and the market gradually trended downwards, not helped by U.S. Federal Reserve Chairman Greenspan's remarks about the "irrational exuberance" in the U.S. market. Sentiments improved in January 1997, which saw the continuation of a flurry of IPOs, with seven offerings being launched in that month alone, and investors turning more bullish as they became more convinced that the electronics sector would recover.

    After a mini-rally in January, market sentiment turned bearish in mid-February of 1997 due to a number of factors. Firstly, investors turned cautious in anticipation of the corporate earnings reporting season, which happened to be within expectations except for the poor performance in the marine sector. Secondly, the stock market came under selling pressure when it was announced that the weighting of the foreign shares in the Morgan Stanley Capital Investment ("MSCI") Singapore Free Index was to be reduced, and, accordingly, Singapore's weighting in the Far East Free Ex Japan Index was reduced from 14.5% to 12.3%. The change in the MSCI weighting will be effective from June 1997. Thirdly, the market also succumbed to selling pressure amid concerns about the U.S. interest rate hike. Fourthly, the Government announced certain financing measures to streamline the waiting list for the purchase of public apartments. Although these measures are largely to prevent people from taking advantage of public housing financing in Singapore, there are concerns by the equity fund managers that there may be further curbs on the residential property sector. Other factors that contributed to the fall in indices included the sell-down of blue-chips such as Singapore Telecom and Keppel Corporation.

    At the time of writing, the Singapore market has recovered from the sell-down and investors are selectively buying the blue chips and electronics stocks. The DBS 50 is trading at around 505.

    The Malaysia market started on an uptrend towards the end of 1996, with interest by offshore investors in the blue chips, the improved performance on Wall Street, and the easing of concerns over Malaysia's external trade account balance. However, toward the end of November, the market took a breather, but continued to climb on the back of liquidity and the release of positive economic data, such as economic growth for 1996 coming in at a more sustainable 8.2% versus 9.5% in 1995. However, March 1997 saw the gradual erosion of the

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
market's gains, as U.S. interest rate fears dominated investor sentiment. April was a watershed month for Malaysian equities, as Malaysian stocks crashed after the surprise announcement that Bank Negara, Malaysia's central bank, was curbing property and share financing loans.

    The Kuala Lumpur Stock Exchange Composite Index (KLCI) declined 6.88% in USD terms and closed at 1080.17 on April 30, 1997.

FUND PERFORMANCE

    As of April 30, 1997, the Fund's net assets were approximately USD 110.0 million, equivalent to a net asset value per share ("NAV") of USD 11.96, a decrease from October 31, 1996, when the NAV was USD 12.59. However, on December 26, 1996 the Fund paid a dividend of USD 0.379 per share. Assuming the reinvestment of this dividend, the Fund's NAV declined by 1.94% since October 31, 1996. Therefore, the Fund out-performed the DBS 50 by 9.13% in USD terms.

    The Fund benefited from its fully invested position at the market's low in October 1996 when sentiment was extremely poor. The strong performance of some of the banking, property, building materials, tobacco and industrial stocks in Singapore contributed to the Fund's good relative performance. In Malaysia, the Fund's performance was attributed to the property and motor stocks. The Fund's management reduced its weighting in Malaysia to less than 1.0% of the Fund's net assets at April 30, 1997.

ECONOMIC PERFORMANCE

    Singapore's Gross Domestic Product ("GDP") grew by 7.0% in 1996, which was 1.8% lower than 1995. The GDP amounted to USD 78.4 billion at the end of 1996. GDP growth for the fourth quarter 1996 came in at 5.9%. The economy grew at 3.8% in the first quarter of 1997, marginally ahead of the consensus expectation of 3.7%.

    The two strong contributors to economic growth during the six months ended April 30, 1997 were the construction (fourth quarter 1996 at 16.9%, versus first quarter 1997 at 10.5%) and finance and business services sectors (fourth quarter 1996 at 10.2%, versus first quarter 1997 at 10.5%). The activity in construction was mainly due to better stock and forex markets and Asian Currency Unit. The business services sub-sector was supported by strong demand for information technology services and growth in business hub services.

    The Ministry of Trade continues to project a range of 5.0% to 7.0% GDP growth in Singapore for 1997.

    Inflation for 1996 was a low 1.4%. Inflation in Singapore is projected to remain low at about 1.8%.

    In Malaysia, Bank Negara predicted that GDP growth for 1997 would be 7.8% to 8.2%. Malaysia reported a trade surplus of RM 1.75 billion in March against a revised surplus of RM 368.5 million in February. The January balance was a deficit of RM 102.9 million. The improvement in the trade account was due to the combined results of higher exports, which jumped 28.0% to RM 18.68 billion and a 4.1% drop in imports to RM 16.9 billion. From January to March 1997, Malaysia posted a trade surplus of RM 2.016 billion, as compared to a deficit of RM 1.357 billion in the corresponding period of last year. Malaysia's CPI rose a mild 2.6% year-on-year in April 1997.

MARKET OUTLOOK AND STRATEGY

    The recent fallout in the Thai stock market and the speculative attack on the Thai Baht continue to affect the other Asian stock markets. Asian stock markets are weighed down by fears of property and asset inflation,

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
which are the cause of the current economic problems in Thailand. Recent measures by various Asian governments, designed to curb speculative excesses in properties and shares and to channel investments to more productive sectors, may negatively affect equity markets in the short run, but augur well for the economies over the longer term.

    In considering the ASEAN markets, the Fund's management is optimistic about Singapore, as it is believed there will be a flight to quality during this volatile period and that the recovery in the electronics sector in the second half of 1997 will lead to an overall recovery in the economy. In addition, although the private residential property sector is in a period of consolidation, the public property sector continues to be buoyant.

    The market is currently trading at the valuation of about 16.6 times earnings per share, which is below the low end of the historical range of 18-20 times earnings per share. Earnings for 1997 are expected to grow by about 11.0%.

    The Fund's portfolio strategy is to continue picking good quality stocks. In addition, stocks with earnings outside Singapore are expected to benefit from both regional growth and moderation in the strength of the Singapore dollar.

    The macro-economic picture for the other ASEAN countries is less clear. In Malaysia, the current account picture looks likely to deteriorate further in 1997 as the country continues to build massive infrastructure projects. Thailand continues to suffer from high interest rates and constant worries of speculative attacks on the Thai Baht. The political overhang in Indonesia continues to sideline investors, while the Philippines grapples with a high current account deficit and a property market reminiscent of that of Thailand. The Fund's management is, therefore, cautious on the other ASEAN markets for the foreseeable future.

    The Fund has not invested, and presently does not intend to invest, in derivative securities. Although foreign currency hedging is permitted by the Fund's investment policies, the Fund has not engaged in any foreign currency hedging.

PORTFOLIO MANAGEMENT

    Mr. Tan Seng Hock was appointed as the Fund's portfolio manager in May 1996, and is responsible for the day-to-day management of the Fund's portfolio. Mr. Tan joined DBS Asset Management Ltd., of which the Fund's Manager, DBS Asset Management (United States) Pte. Ltd. is a wholly-owned subsidiary, in November 1995 as an Investment Manager. From 1987 to 1994, Mr. Tan was Head of Investments at ANZ Investments Ltd. and Fund Manager--International & Strategy at Norwich Union Investment Management in New Zealand.

    The Fund's management would like to thank you for your participation in The Singapore Fund, Inc. and would be pleased to hear from you.

Sincerely,

/s/ Shuichi Komori                            /s/ James McCarthy
SHUICHI KOMORI                                JAMES MCCARTHY
CHAIRMAN OF THE BOARD                         PRESIDENT

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

-------------------------------------------
COMMON STOCKS AND WARRANTS--83.90%
--------------------------------------------------------------------------------

     SHARES                                                                         VALUE
  -------------                                                                 -------------
  SINGAPORE--82.91%
  BANKS & FINANCIAL SERVICES--19.44%
      1,268,000   Hong Leong Finance Ltd. (Foreign)*..........................  $   3,932,872
        236,300   Oversea-Chinese Banking Corporation Ltd. (Foreign)*.........      2,764,795
        750,000   Overseas Union Bank Ltd. (Foreign)*.........................      4,932,844
      1,036,000   United Overseas Bank Ltd. (Foreign)*........................      9,754,639
                                                                                -------------
                                                                                   21,385,150
                                                                                -------------
  BUILDING MATERIALS--0.62%
        250,000   NatSteel Ltd................................................        678,482
                                                                                -------------

  CONSTRUCTION ENGINEERING--4.99%
      3,015,000   Amtek Engineering Ltd.......................................      5,260,177
        100,000   Jurong Engineering Ltd......................................        232,623
                                                                                -------------
                                                                                    5,492,800
                                                                                -------------
  DIVERSIFIED--5.38%
      2,285,000   Singapore Technologies Industrial Corporation++.............      5,916,574
                                                                                -------------
  FOOD, BEVERAGE, TOBACCO--12.47%
        600,000   Cerebos Pacific Ltd.........................................      3,697,037
        540,000   Fraser & Neave Ltd..........................................      3,925,505
      1,285,000   Rothmans Industries Ltd.....................................      6,094,053
                                                                                -------------
                                                                                   13,716,595
                                                                                -------------
  HOTELS--1.09%
        750,000   Hotel Properties Ltd........................................      1,194,268
                                                                                -------------

     SHARES                                                                         VALUE
  -------------                                                                 -------------
  INDUSTRIAL--9.66%
        740,400   Acma Ltd....................................................  $   1,235,367
         74,000   Clipsal Industries Ltd. Warrants 1998+(1)...................        140,600
      3,518,000   CSA Holdings Ltd............................................      3,361,147
        718,000   GP Batteries International Ltd. ............................      2,118,100
        284,500   GP Batteries International Ltd. Warrants 2000+(2)...........        281,655
        900,000   Singapore Technologies Automotive Ltd. (Foreign)*++.........      2,330,379
      1,017,000   ST Electronic & Engineering Ltd. (Foreign)*++...............      1,161,763
                                                                                -------------
                                                                                   10,629,011
                                                                                -------------
  PROPERTY DEVELOPMENT--10.74%
        728,000   City Developments Ltd.......................................      5,896,981
        600,000   DBS Land Ltd.++.............................................      1,944,060
        820,000   Keppel Land Ltd.(3).........................................      2,111,880
        150,000   Keppel Land Ltd. Warrants 2000+(3)(4).......................        126,696
        372,000   Singapore Land Ltd..........................................      1,738,438
                                                                                -------------
                                                                                   11,818,055
                                                                                -------------
  RETAIL--2.78%
      2,409,000   Courts (Singapore) Ltd......................................      3,052,112
                                                                                -------------
  SHIPYARDS--4.01%
      1,012,500   Keppel Corporation Ltd.++...................................      4,416,194
                                                                                -------------

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

COMMON STOCKS AND WARRANTS (CONCLUDED)
-------------------------------------------

     SHARES                                                                         VALUE
  -------------                                                                 -------------
  TELECOMMUNICATIONS--4.35%
      2,000,000   Singapore Telecommunications Ltd.++.........................  $   3,378,565
      1,500,000   Thakral Corporation Ltd.....................................      1,402,500
                                                                                -------------
                                                                                    4,781,065
                                                                                -------------
  TRANSPORTATION--AIR--7.38%
        916,000   Singapore Airlines Ltd. (Foreign)*++........................      8,117,419
                                                                                -------------
  Total Singapore Common Stocks and Warrants..................................
                                                                                   91,197,725
                                                                                -------------
  MALAYSIA--0.99%
  CHEMICALS--0.99%
        350,000   Chemical Company of Malaysia Berhad.........................      1,088,126
                                                                                -------------
  Total Malaysia Common Stocks................................................      1,088,126
                                                                                -------------
  Total Common Stocks and Warrants (Cost--$99,542,572)........................
                                                                                   92,285,851
                                                                                -------------

-------------------------------------------
TIME DEPOSITS--6.69%
-------------------------------------------

    PRINCIPAL
     AMOUNT
      (000)
  -------------
  U.S. DOLLAR--1.43%
             67   Bank of New York, 3.60% due 5/1/97..........................         66,604

TIME DEPOSITS (CONCLUDED)
-------------------------------------------

    PRINCIPAL
     AMOUNT
      (000)                                                                         VALUE
  -------------                                                                 -------------
          1,509   Citibank, Singapore, 4.5625% due 5/1/97.....................  $   1,509,143
                                                                                -------------
  Total U.S. Dollar Time Deposits.............................................      1,575,747
                                                                                -------------

  SINGAPORE DOLLAR--5.26%
          8,364   Citibank, Singapore, 1.25% due 5/1/97.......................      5,790,392
                                                                                -------------
  Total Time Deposits (Cost-- $7,373,121).....................................
                                                                                    7,366,139
                                                                                -------------
  Total Investments--90.59%
    (Cost--$106,915,693)......................................................     99,651,990
  Other assets less liabilities--9.41%........................................     10,348,343
                                                                                -------------
  NET ASSETS (Applicable to 9,195,287 shares of capital stock outstanding;
    equivalent to $11.96 per share)--100.00%..................................
                                                                                $ 110,000,333
                                                                                -------------
                                                                                -------------

------------------------

   * Foreign shares of the above issues are those held by non-Singapore residents. Ownership of such shares is generally limited and subject to a premium to local shares (those held by residents of Singapore).
 (1)  Each warrant entitles holders to buy one share of Common Stock for USD
      2.03.
 (2)  Each warrant entitles holders to buy one share of Common Stock for USD
      2.10.
 (3)  Formerly, Straits Steamship Land Company Ltd.
 (4)  Each warrant entitles holders to buy one share of Common Stock for SGD
      3.00.
   +  Non-income producing securities.
  ++  Deemed to be an affiliated issuer.

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

TEN LARGEST COMMON STOCK
CLASSIFICATIONS HELD
APRIL 30, 1997 (UNAUDITED)

-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
-----------------------------------  ----------
Banks & Financial Services.........    19.44%
Food, Beverage, Tobacco............    12.47
Property Development**.............    10.74
Industrial**.......................     9.66
Transportation--Air................     7.38
Diversified........................     5.38
Construction Engineering...........     4.99
Telecommunications.................     4.35
Shipyards..........................     4.01
Retail.............................     2.78

TEN LARGEST COMMON STOCK
POSITIONS HELD
APRIL 30, 1997 (UNAUDITED)

-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----------------------------------  ----------
United Overseas Bank Ltd.
(Foreign)..........................     8.87%
Singapore Airlines Ltd.
(Foreign)..........................     7.38
Rothmans Industries Ltd............     5.54
Singapore Technologies Industrial
 Corporation.......................     5.38
City Developments Ltd..............     5.36
Amtek Engineering Ltd..............     4.78
Overseas Union Bank Ltd.
(Foreign)..........................     4.48
Keppel Corporation Ltd.............     4.01
Hong Leong Finance Ltd.
(Foreign)..........................     3.58
Fraser & Neave Ltd.................     3.57

------------------------
**Includes the value of warrants.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value:
    Unaffiliated securities
     (cost--$75,566,970).....................    $ 72,387,036
    Affiliated securities
     (cost--$31,348,723).....................      27,264,954     $  99,651,990
                                                 ------------
  Cash denominated in foreign currency
   (cost--$10,487,365).......................                        10,474,749
  Receivable for securities sold.............                           157,500
  Interest and dividends receivable..........                            23,426
  Prepaid expenses...........................                            17,040
                                                                  -------------
    Total assets.............................                       110,324,705
                                                                  -------------
LIABILITIES
  Payable to investment manager..............                            67,710
  Payable to investment adviser..............                            34,383
  Payable to administrator...................                            18,775
  Accrued expenses and other liabilities.....                           203,504
                                                                  -------------
    Total liabilities........................                           324,372
                                                                  -------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 100,000,000 shares authorized;
   9,195,287 shares issued and outstanding...                            91,953
  Paid-in capital in excess of par value.....                       110,207,189
  Accumulated net investment loss............                          (690,481)
  Undistributed net realized gain on
   investments...............................                         7,668,077
  Net unrealized depreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........                        (7,276,405)
                                                                  -------------
    Net assets applicable to shares
     outstanding.............................                     $ 110,000,333
                                                                  -------------
                                                                  -------------
        NET ASSET VALUE PER SHARE............                     $       11.96
                                                                  -------------
                                                                  -------------

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends:
    Unaffiliated securities (net of
     withholding taxes of--$68,056)..........    $   350,749
    Affiliated securities (net of withholding
     taxes of--$9,902).......................         28,183     $    378,932
                                                 -----------
  Interest...................................                          62,035
                                                                 ------------
    Total investment income..................                         440,967
                                                                 ------------
EXPENSES:
  Investment management fee and expenses.....                         431,952
  Investment advisory fee and expenses.......                         219,944
  Administration fee and expenses............                         122,768
  Custodian fees and expenses................                         100,144
  Legal fees and expenses....................                          53,225
  Osaka Securities Exchange fees and
   expenses..................................                          50,168
  Reports and notices to shareholders........                          33,954
  Audit and tax services.....................                          31,000
  Directors' fees and expenses...............                          24,583
  Insurance expense..........................                          21,532
  Transfer agency fee and expenses...........                          10,292
  Other......................................                          27,187
                                                                 ------------
    Total expenses...........................                       1,126,749
                                                                 ------------
NET INVESTMENT LOSS..........................                        (685,782)
                                                                 ------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM
 INVESTMENT ACTIVITIES
 AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gains (losses) on investments:
    Unaffiliated securities..................      7,981,782
    Affiliated securities....................       (104,572)       7,877,210
                                                 -----------
  Net realized foreign currency transaction
   losses....................................                        (166,336)
  Net change in unrealized appreciation
   (depreciation) on investments in equity
   securities................................                      (9,292,724)
  Net change in unrealized appreciation
   (depreciation) on translation of short-
   term investments, cash and other assets
   and liabilities denominated in foreign
   currency..................................                          22,561
                                                                 ------------
Net realized and unrealized losses from
 investment activities and foreign currency
 transactions................................                      (1,559,289)
                                                                 ------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................                    $ (2,245,071)
                                                                 ------------
                                                                 ------------

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  FOR THE SIX
                                                    MONTHS
                                                     ENDED         FOR THE YEAR
                                                   APRIL 30,           ENDED
                                                     1997           OCTOBER 31,
                                                  (UNAUDITED)          1996
                                                 -------------     -------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment loss........................    $    (685,782)    $   (582,507)
  Net realized gain (loss) on:
    Investments..............................        7,877,210        4,093,185
    Foreign currency transactions............         (166,336)          84,875
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........       (9,292,724)      (2,342,514)
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................           22,561            6,279
                                                 -------------     -------------
  Net increase (decrease) in net assets
   resulting from operations.................       (2,245,071)       1,259,318
                                                 -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
  Net realized gains from investments and
   foreign currency transactions.............       (3,481,087)      (8,866,573)
                                                 -------------     -------------
FROM CAPITAL STOCK TRANSACTIONS:
  Sale of capital stock resulting from:
    Reinvestment of dividends................          121,735          330,635
                                                 -------------     -------------
  Net decrease in net assets.................       (5,604,423)      (7,276,620)
NET ASSETS:
  Beginning of period........................      115,604,756      122,881,376
                                                 -------------     -------------
  End of period (including accumulated net
   investment loss of $690,481 and $4,699,
   respectively).............................    $ 110,000,333     $115,604,756
                                                 -------------     -------------
                                                 -------------     -------------

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Singapore Fund, Inc. (the "Fund") was incorporated in Maryland on May 31, 1990 and commenced operations on July 31, 1990. It is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

    The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities which are listed on foreign stock exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the closing price quoted for such securities. However, if bid and asked quotations are available, such securities are valued at the mean between the last current bid and asked prices, rather than at such quoted closing price. Securities that are traded over-the-counter, if bid and asked price quotations are available, are valued at the mean between the current bid and asked prices, or, if such quotations are not available, are valued as determined in good faith by the Board of Directors (the "Board") of the Fund. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board may prescribe. Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctations in the market price of securities.

    TAX STATUS--The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required. During the six months ended April 30, 1997, the Fund was subject to withholding tax, ranging from 26% to 30%, on certain income from its investments.

    The Fund continues to meet the conditions required to qualify for the exemption from Singapore income tax, available to non-Singapore residents who are beneficiaries of funds managed by approved fund managers, in respect of certain types of income. Accordingly, no provision for Singapore income tax is required.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, but recorded as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis ("book/tax") differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

    FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of its assets denominated in a particular currency, subject to a maximum limitation of 20% of the value of its total assets committed to the consummation of such forward foreign currency contracts. In addition, the Fund will not take positions in foreign forward currency contracts where the settlement commitment exceeds the value of its assets denominated in the currency of the contract. If the Fund enters into forward foreign currency contracts, its custodian or subcustodian will maintain cash or readily marketable securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

INVESTMENT MANAGER AND INVESTMENT ADVISOR

    The Fund has entered into an Investment Management Agreement (the "Management Agreement") with DBS Asset Management (United States) Pte. Ltd. (the "Manager"). Pursuant to the Management Agreement, the Manager makes investment management decisions relating to the Fund's assets. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.80% of the first $50 million of the Fund's average weekly net assets and 0.66% of the Fund's average weekly net assets in excess of $50 million. In addition, as permitted by the Management Agreement, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund. During the six months ended April 30, 1997, expenses of $977 were paid to the Manager, representing

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
reimbursement to the Manager of costs relating to the attendance by its employees at meetings of the Fund's Board. During the six months ended April 30, 1997, there were no commissions paid by the Fund to affiliates of the Manager in connection with portfolio transactions.

    The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Daiwa International Capital Management (Singapore) Limited (the "Adviser"), which provides general and specific investment advice to the Manager with respect to the Fund's assets. The Fund pays the Adviser a monthly fee at an annual rate of 0.40% of the first $50 million of the Fund's average weekly net assets and 0.34% of the Fund's average weekly net assets in excess of $50 million. In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. During the six months ended April 30, 1997, expenses of $746 were paid to the Adviser, representing reimbursement to the Adviser of costs relating to the attendance by its employees at meetings of the Fund's Board. During the six months ended April 30, 1997, brokerage commissions of $18,334 were paid by the Fund to Daiwa Securities (Singapore), an affiliate of the Adviser, in connection with portfolio transactions.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    Daiwa Securities Trust Company ("DSTC"), an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum fee of $150,000.

    DSTC also acts as custodian for the Fund's assets and appoints subcustodians for the Fund's assets held outside of the United States. DSTC has appointed The Development Bank of Singapore, Ltd. ("DBS Bank"), an affiliate of the Manager, to act as the subcustodian for all of the cash and securities of the Fund held in Singapore. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses related to the Fund. Such expenses include the fees and out-of-pocket expenses of each of the subcustodians. During the six months ended April 30, 1997, DSTC earned $15,546 and DBS Bank earned $83,730 from the Fund for their respective custodial services.

    At April 30, 1997, the Fund owed to DSTC $18,775 and $39,987 for administration and custodian fees, respectively. The latter amount includes fees and expenses payable to DBS Bank totalling $37,555.

    During the six months ended April 30, 1997, the Fund paid or accrued $49,258 for legal services, in connection with the Fund's on-going operations, to a law firm of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES

    For federal income tax purposes, the cost of securities owned at April 30, 1997 was substantially the same as the cost of the securities for financial statement purposes. At April 30, 1997, the net unrealized depreciation on investments, excluding short-term securities, of $7,256,721 was composed of gross appreciation of $5,519,826 for those investments having an excess of value over cost, and gross depreciation of $12,776,547 for those

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
--------------------------------------------------------------------------------
investments having an excess of cost over value. For the six months ended April 30, 1997, the total aggregate cost of purchases and net proceeds from sales of portfolio securities, excluding the short-term securities, were $30,689,616 and $44,167,700, respectively.

CONCENTRATION OF RISK

    At April 30, 1997, the Fund had approximately 7% of its net assets invested in time deposits of a first-tier U.S. financial institution located in Singapore. While there is currently no rating system for Singapore debt securities, the Fund invests only in short-term debt securities which the Manager believes to be of high quality and subject to relatively low risk of loss of principal or interest.

    Investments in countries in which the Fund may invest may involve certain considerations and risks not typically associated with U.S. investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of the securities markets in which the Fund invests.

CAPITAL STOCK

    There are 100,000,000 shares of $0.01 par value common stock authorized. During the six months ended April 30, 1997 and the year ended October 31, 1996, 10,324 and 25,237 shares, respectively, were issued as a result of the reinvestment of dividends paid to those shareholders electing to reinvest dividends.

    Of the 9,195,287 shares outstanding at April 30, 1997, Daiwa Securities America Inc., an affiliate of the Adviser and DSTC, owned 14,086 shares.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each period is presented below:

                                                       FOR THE SIX
                                                          MONTHS
                                                          ENDED
                                                        APRIL 30,                FOR THE YEARS ENDED OCTOBER 31,
                                                           1997       -----------------------------------------------------
                                                       (UNAUDITED)      1996       1995       1994       1993       1992
                                                       ------------   ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of period.................   $ 12.59        $ 13.42    $ 18.49    $ 17.23    $ 10.38    $ 11.72
                                                       ------------   ---------  ---------  ---------  ---------  ---------
Net investment loss..................................     (0.08)         (0.07)     (0.07)     (0.01)     (0.14)     (0.08)
Net realized and unrealized gains (losses) on
 investments and foreign currency transactions.......     (0.17)          0.21      (1.43)      2.66       7.32      (0.66)
                                                       ------------   ---------  ---------  ---------  ---------  ---------
Net increase (decrease) in net asset value resulting
 from operations.....................................     (0.25)          0.14      (1.50)      2.65       7.18      (0.74)
                                                       ------------   ---------  ---------  ---------  ---------  ---------
Less: dividends and distributions to shareholders
  Net investment income..............................       --           --         --         --         --         (0.08)
  Net realized gains from investments and foreign
   currency transactions.............................     (0.38)         (0.97)     (2.89)     (1.03)     (0.33)     (0.52)
                                                       ------------   ---------  ---------  ---------  ---------  ---------
    Total dividends and distributions to
     shareholders....................................     (0.38)         (0.97)     (2.89)     (1.03)     (0.33)     (0.60)
                                                       ------------   ---------  ---------  ---------  ---------  ---------
Dilutive effect of rights offering...................       --           --         (0.64)     (0.30)     --         --
                                                       ------------   ---------  ---------  ---------  ---------  ---------
Offering costs charged to paid-in capital in excess
 of par value........................................       --           --         (0.04)     (0.06)     --         --
                                                       ------------   ---------  ---------  ---------  ---------  ---------
Net asset value, end of period.......................   $ 11.96        $ 12.59    $ 13.42    $ 18.49    $ 17.23    $ 10.38
                                                       ------------   ---------  ---------  ---------  ---------  ---------
                                                       ------------   ---------  ---------  ---------  ---------  ---------
Per share market value, end of period................   $ 10.875       $ 12.125   $ 13.500   $ 18.000   $ 19.750   $ 10.250
                                                       ------------   ---------  ---------  ---------  ---------  ---------
                                                       ------------   ---------  ---------  ---------  ---------  ---------
Total investment return:
  Based on market price at beginning and end of
   period, assuming reinvestment of dividends*.......     (7.42)%        (3.54)%    (6.89)%    (0.19)%    99.02%      9.95%
  Based on net asset value at beginning and end of
   period, assuming reinvestment of dividends*.......     (1.94)%         0.76%    (10.06)%    18.39%     71.46%     (6.19)%
Ratios and supplemental data:
  Net assets, end of period (in millions)............  $ 110.0         $115.6     $122.9     $126.1     $ 87.8     $ 52.8
  Ratios to average net assets of:
    Expenses+........................................      1.88 %**       1.85%      2.01%      1.90%      2.42%      2.63%
    Net investment loss+.............................     (1.14)%**      (0.48)%    (0.49)%    (0.08)%    (1.05)%    (0.70)%
  Portfolio turnover.................................     28.23 %        62.78%     62.85%     82.12%     90.19%     23.66%
  Average commission rate per share..................  $ 0.0230       $0.0194       N/A        N/A        N/A        N/A

--------------------------
  * For the years ended October 31, 1995 and 1994, the total investment return includes the benefit of shares resulting from the exercise of the rights.
  + Ratios for the years ended October 31, 1993 and 1992 include the amortization of certain initial and non-recurring expenses totaling $32,519 and $162,602, respectively, related to the listing of the Fund's shares on the Osaka Securities Exchange. If such expenses had not been included, the ratios of expenses and of net investment loss to average net assets would have been 2.38% and (1.01)% for the year ended October 31, 1993, and 2.35% and (0.42)%, for the year ended October 31, 1992.
 **  Annualized.

----------------------------------------
BOARD OF DIRECTORS
Shuichi Komori, CHAIRMAN
David G. Harmer
James McCarthy
Alfred C. Morley
Frederick W. Zuckerman
--------------------------------------------
OFFICERS

James McCarthy
PRESIDENT
Daniel F. Barry
VICE PRESIDENT
Lawrence Jacob
SECRETARY
Edward J. Grace
TREASURER
John J. O'Keefe
ASSISTANT TREASURER
Laurence E. Cranch
ASSISTANT SECRETARY
--------------------------------------------
ADDRESS OF THE FUND

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
--------------------------------------------
INVESTMENT MANAGER
DBS Asset Management (United States) Pte. Ltd.

INVESTMENT ADVISER
Daiwa International Capital Management
(Singapore) Limited

ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company

LEGAL COUNSEL
Rogers & Wells

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
--------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

                                      THE
                                   SINGAPORE
                                   FUND, INC.

                                     [LOGO]

                               Semi-Annual Report
                                 April 30, 1997